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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012

IAC/INTERACTIVECORP
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-20570 (Commission File Number)	59-2712887 (IRS Employer Identification No.)

555 West 18th Street, New York, NY (Address of principal executive offices)	10011 (Zip Code)

Registrant's telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

        On December 17, 2012, IAC/InterActiveCorp (the "Company" or the "Registrant") announced that the Company intends to commence the distribution of a preliminary offering memorandum to potential investors relating to a proposed offering (the "Offering") of $500 million of senior unsecured notes (the "Notes"). The Company is disclosing under this Item 7.01 the information included in Exhibit 99.1.

        The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) is being furnished and shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be incorporated by reference into future filings by the Company under the Securities Act or under the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events.

  Press Release

        On December 17, 2012, the Company issued a press release announcing the commencement of the Offering. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

  Update to 2011 Annual Report on Form 10-K

        In connection with the Offering, the Company is updating certain items in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 ("2011 Form 10-K") as filed with the Securities and Exchange Commission ("SEC"). During the first and second quarters of 2012, the Company renamed and realigned its reportable segments. Search was renamed "Search & Applications." The Media & Other segment was separated into a "Media" segment and an "Other" segment. The Company created a new segment called "Local" that includes HomeAdvisor (formerly ServiceMagic), which was previously reported as its own separate segment, and CityGrid Media, which was previously included in the Search & Applications segment. In addition, DailyBurn was moved from the Search & Applications segment to the Media segment and Pronto was moved from the Media & Other segment to the Search & Applications segment.

        In accordance with the adoption of a recent accounting pronouncement in 2012, the revised Consolidated Financial Statements also include the Consolidated Statement of Comprehensive Income for the three years ended December 31, 2011, 2010 and 2009. Previously, comprehensive income was reported solely in the Statement of Shareholders' Equity.

        The following items of the 2011 Form 10-K are being updated retrospectively to reflect the above-mentioned changes in the Company's reportable business segments and the inclusion of the Consolidated Statement of Comprehensive Income:

  1.
  Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

  2.
  Part II—Item 8. Consolidated Financial Statements and Supplementary Data

        The above sections, as updated retrospectively, are included in Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference. This Current Report on Form 8-K, including all exhibits, should be read in conjunction with the 2011 Form 10-K, provided that the foregoing sections supersede the information included in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and "Consolidated Financial Statements and Supplementary Data" contained in the 2011 Form 10-K. More current information is contained in the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2012, June 30, 2012 and September 30, 2012 (the "Form 10-Qs") as filed with the SEC. The Form 10-Qs contain important information regarding forward-looking statements, events or developments of the Company that have occurred subsequent to the filing of the 2011 Form 10-K.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Excerpts from Preliminary Offering Memorandum, dated December 17, 2012
99.2	Press Release of IAC/InterActiveCorp, dated December 17, 2012
99.3	2011 Form 10-K:
Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II—Item 8. Consolidated Financial Statements and Supplementary Data
101.INS	XBRL Instance
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation
101.DEF	XBRL Taxonomy Extension Definition
101.LAB	XBRL Taxonomy Extension Labels
101.PRE	XBRL Taxonomy Extension Presentation

 Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/InterActiveCorp
By:	/s/ GREGG WINIARSKI
	Name:	Gregg Winiarski
	Title:	Senior Vice President and General Counsel

Date: December 17, 2012

QuickLinks

  Item 7.01 Regulation FD Disclosure.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
Signatures